                                                           EXHIBIT 25.1

                                                           CONFORMED COPY





================================================================================

                                     FORM T-1

                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                             STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                     CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
                       ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(b)(2)           |__|

                              ______________________

                               THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)

                              ______________________

                     HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST I
               (Exact name of obligor as specified in its charter)

New York                                               88-0345950
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1111 Town Center Drive
Las Vegas, Nevada                                      89134
(Address of principal executive offices)               (Zip code)

                              ______________________

                       HOUSEHOLD CONSUMER LOAN TRUST 1996-2
               (Exact name of obligor as specified in its charter)


Delaware                                               To Be Applied For
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1111 Town Center Drive
Las Vegas, Nevada                                      89134
(Address of principal executive offices)               (Zip code)



                                                 (cover continued on next page)

                              ______________________

                       HOUSEHOLD CONSUMER LOAN CORPORATION
               (Exact name of obligor as specified in its charter)

Nevada                                                 36-4038996
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)

1111 Town Center Drive
Las Vegas, Nevada                                      89134
(Address of principal executive offices)               (Zip code)

                              ______________________

               Household Consumer Loan Asset Backed Class A-1 Notes Household Consumer Loan Asset Backed Class A-2 Notes
               Household Consumer Loan Asset Backed Class A-3 Notes
                Household Consumer Loan Asset Backed Class B Notes
                       (Title of the indenture securities)

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
                  Name                                        Address
- --------------------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20549

     New York Clearing House Association          New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affilia-tion.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (for-merly Irving Trust Company) as now in effect, which contains the au-thority to commence business and a grant of powers to exercise corpo-rate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pur-suant to law or to the requirements of its supervising or examining authority.

                                       NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of August, 1996.



                                        THE BANK OF NEW YORK



                                        By:     /s/Vivian Georges
                                            ---------------------------------
                                            Name:  Vivian Georges
                                            Title: Assistant Vice President

                                                                       Exhibit 7




                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

              of 48 Wall Street, New York, N.Y. 10286
              And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                Dollar Amounts
ASSETS                                            in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin .....................          $ 2,461,550
  Interest-bearing balances .............              835,563
Securities:
  Held-to-maturity securities ...........              802,064
  Available-for-sale securities .........            2,051,263
Federal funds sold in domestic offices
of the bank:
Federal funds sold ......................            3,885,475
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .................27,820,159
  LESS: Allowance for loan and
    lease losses ..............509,817
  LESS: Allocated transfer risk
    reserve......................1,000
    Loans and leases, net of unearned
    income, allowance, and reserve                  27,309,342
Assets held in trading accounts .........              837,118
Premises and fixed assets (including
  capitalized leases) ...................              614,567
Other real estate owned .................               51,631
Investments in unconsolidated
  subsidiaries and associated
  companies .............................              225,158
Customers' liability to this bank on
  acceptances outstanding ...............              800,375
Intangible assets .......................              436,668
Other assets ............................            1,247,908
                                                   -----------
Total assets ............................          $41,558,682
                                                   ===========

LIABILITIES
Deposits:
  In domestic offices ...................          $18,851,327
  Noninterest-bearing .......7,102,645
  Interest-bearing .........11,748,682
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ......           10,965,604
  Noninterest-bearing ..........37,855

  Interest-bearing .........10,927,749
Federal funds purchased and secu-
  rities sold under agreements to re-
  purchase in domestic offices of
  the bank and of its Edge and
  Agreement subsidiaries, and in
  IBFs:
  Federal funds purchased ...............            1,224,886
  Securities sold under agreements
    to repurchase .......................               29,728
Demand notes issued to the U.S.
  Treasury ..............................              118,870
Trading liabilities .....................              673,944
Other borrowed money:
  With original maturity of one year
    or less .............................            2,713,248
  With original maturity of more than
    one year ............................               20,780
Bank's liability on acceptances exe-
  cuted and outstanding .................              803,292
Subordinated notes and debentures .......            1,022,860
Other liabilities .......................            1,590,564
                                                   -----------
Total liabilities .......................           38,015,103
                                                   -----------


EQUITY CAPITAL
Common stock ............................              942,284
Surplus .................................              525,666
Undivided profits and capital
  reserves ..............................            2,078,197
Net unrealized holding gains
  (losses) on available-for-sale
  securities ............................                3,197
Cumulative foreign currency transla-
  tion adjustments ......................          (     5,765)
                                                   -----------
Total equity capital ....................            3,543,579
                                                   -----------
Total liabilities and equity
  capital ...............................          $41,558,682
                                                   ===========


   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


   J. Carter Bacot    ]
   Thomas A. Renyi    |      Directors
   Alan R. Griffith   ]